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                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                                                                             Number        Market
                           Common Stocks                                     of Shares     Value
----------------------------------------------------------------             ---------     -------


Computer Equipment (17.4%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                     8,500      $1,126,781
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                      13,500       1,781,156
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                 3,500         413,000
                                                                                          ---------
                                                                                          3,320,937
                                                                                          ---------
Electronic Equipment (16.5%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)            46,000       1,972,250
    Molex, Inc.
      (Supplier of interconnection products)                                 26,250       1,164,844
                                                                                          ---------
                                                                                          3,137,094
                                                                                          ---------
Financial Services (14.9%)
   American International Group
      (Major international insurance holding company)                         9,000         985,500
   General Electric Co.
      (Diversified financial and industrial company)                          5,500         853,531
   State Street Corporation
      (Provider of U.S. and global securities custodial services)            10,500       1,017,188
                                                                                          ---------
                                                                                          2,856,219
                                                                                          ---------
Industrial Services (11.7%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                 23,000         914,250
   G & K Services, Inc. Class A
      (Uniform rental service)                                               14,500         283,430
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                       22,000       1,039,500
                                                                                          ---------
                                                                                          2,237,180
                                                                                          ---------
Medical Products (10.3%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                       22,000       1,131,625
   ResMed, Inc.*
      (Developer and manufacturer of respiratory products)                    3,000         214,125
   Stryker Corp.
      (Developer and manufacturer of surgical and medical devices)            9,000         627,750
                                                                                          ---------
                                                                                          1,973,500
                                                                                          ---------

*Non-income producing security.

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                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                                                                             Number        Market
                           Common Stocks(continued)                          of Shares     Value
----------------------------------------------------------------             ---------     -------


Pharmaceutical (7.4%)
   Eli Lilly & Co.
      (Prescription pharmaceuticals)                                          7,500        $472,500
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                         10,000         365,625
   Warner-Lambert Company
      (Prescription pharmaceuticals)                                          6,000         585,000
                                                                                          ---------
                                                                                          1,423,125
                                                                                          ---------
Instruments & Testing (7.4%)
   National Instruments Corporation *
      (Supplier of computer based instrumentation products)                  15,000         704,062
   Agilent Technologies, Inc.
      (Designs and manufactures test and measurement systems for the
      electronics and healthcare industries)                                  6,800         707,200
                                                                                          ---------
                                                                                          1,411,262
                                                                                          ---------
Telecommunications (5.9%)
   L. M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                11,000       1,031,938
   Cable & Wireless HKT Ltd.
      (International telecommunications services)                             4,000         103,000
                                                                                          ---------
                                                                                          1,134,938
                                                                                          ---------
Restaurants (3.6%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                                18,500         694,906
                                                                                          ---------

Consumer Products (2.7%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                   16,000         520,000
                                                                                          ---------

Software (1.9%)
    Microsoft Corporation*
       (Personal computer software)                                           3,400         361,250
                                                                                          ---------

Total Common Stocks - 99.7%                                                              19,070,411
Cash and Other Assets, Less Liabilities -  0.3%                                              66,952
                                                                                          ---------
Net Assets - 100.0%                                                                     $19,137,363
                                                                                          =========

Net Asset Value Per Share
(Based on 849,565 shares outstanding at March 31, 2000)                                 $     22.53
                                                                                          =========

*Non-income producing security.

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